UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2020
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Veeva Systems Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-36121	20-8235463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (925) 452-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Financial Officer

On August 31, 2020, the board of directors (the “Board”) of Veeva Systems Inc. ("Veeva”) appointed Brent Bowman as Chief Financial Officer of Veeva, effective as of September 1, 2020 (the “Effective Date”). Prior to such appointment, Mr. Bowman was serving as Veeva’s Executive Vice President, Finance. Mr. Bowman will serve as Veeva’s principal financial officer.

Mr. Bowman, age 54, brings to Veeva more than 25 years of corporate and operational experience across the technology industry, including software, hardware, services, and semiconductors. He joined Veeva from [24]7.ai, where he had been CFO since 2018. Over his career, Bowman also held senior financial positions at Intel, Altera, and Sun Microsystems with responsibilities for financial planning and analysis, M&A, accounting, SEC reporting, internal audit, and treasury.

Pursuant to his offer letter, Mr. Bowman will have an annual base salary of $350,000 and will be eligible to participate in standard company-sponsored benefits. Further, pursuant to Veeva’s equity grant recommendation, Mr. Bowman received the following equity grants, each with a vesting start date of July 1, 2020: (1) a restricted stock unit grant of 1,470 shares that will vest over nine months, and (2) a stock option grant of 20,000 shares that will vest at a rate of 1/5th of the shares per year and with an exercise price equal to the closing market price on the date of grant, which was $240.77. The foregoing equity grants will be governed by the Company’s 2013 Equity Incentive Plan.

Mr. Bowman also entered into Veeva’s standard form of indemnification agreement upon commencement of his employment.

There are no family relationships between Mr. Bowman and any of the Company’s directors or executive officers and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S‑K.

A copy of Mr. Bowman’s offer letter is attached hereto as Exhibit 10.1.

Departure of Principal Financial Officer

As of the Effective Date, Tim Cabral has resigned from his position as Chief Financial Officer of Veeva and transitioned to an advisor role to Veeva.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Bowman Offer Letter dated April 20, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

	By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated: August 31, 2020